                                                                Exhibit 23.1

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


        We consent to the use in Amendment No. 2 to the Registration Statement on Form SB-2 (File No. 333-31563) of our report dated March 21, 1997 relating to the financial statements of Long Distance Direct Holdings, Inc. for the years ended December 31, 1996 and 1995, respectively, and the reference to our firm under the caption "EXPERTS" in the Prospectus.


                                                Adelman, Katz & Mond, LLP
                                                Certified Public Accountants


New York, NY
October 14, 1997


                     LONG DISTANCE DIRECT HOLDINGS, INC.
                                  FORM SB-2
                                 EXHIBIT 23.1